A319 CEO A320 CEO A320 NEO A321 CEO A321 NEO Total 31 64 69 30 — 194 1Q23 (4) — 5 — — 1 2Q23 (3) — 5 — 1 3 3Q23 (4) — 3 — 5 4 4Q23 (3) — 3 — 2 2 17 64 85 30 8 204 1Q24 (7) — 3 — 4 — 2Q24 (2) — 3 — 6 7 3Q24 (6) — — — 7 1 4Q24 — — — — 3 3 2 64 91 30 28 215 — 64 97 30 43 234 Note: (1) Seat Configurations  Seats 145 182/182 228/235 EXHIBIT 99.3 Spirit Airlines, Inc. Fleet Plan as of August 2, 2023 A321 CEO/NEO Total Aircraft Year‐end 2022 Total Aircraft Year‐end 2023 (1) Aircraft Type A319 CEO Total Aircraft Year‐end 2024  (1) A320 CEO/NEO Total Aircraft Year‐end 2025  (1) Includes the exit of 31 A319 aircraft. Does not include A320/A321 aircraft lease expirations.